Confidential

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2005-C2

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-C2

                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.99 BILLION

April 4, 2005

LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

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THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER
AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES
REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES
ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS
SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY, THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF
1933, THE FINAL OFFERING MEMORANDUM, INCLUDING ANY RISK FACTORS CONTAINED IN ANY
SUCH DOCUMENTS (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS INFORMATION DOES
NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND
ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME
WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS, RISK FACTORS AND OTHER
PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN
REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE
UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES
AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE
AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY
THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE
LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE
UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR
WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE
INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF
PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE
SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION
MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS' PRIOR
WRITTEN CONSENT. THE UNDERWRITERS MAY FROM TIME TO TIME PERFORM INVESTMENT
BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY
NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY
FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY
DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR
VERSIONS HEREOF OR OTHER RELATED TERM SHEETS AND WILL BE DEEMED TO BE SUPERSEDED
BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL IS
CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES WITHOUT
THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN FURNISHING THIS INFORMATION, THE
UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY
ADDITIONAL INFORMATION OR TO UPDATE THE INFORMATION OR TO CORRECT ANY
INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

THE SECURITIES TO WHICH THESE MATERIALS RELATE (THE "SUBJECT SECURITIES") HAVE
NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT OF
KOREA AND NONE OF THE SUBJECT SECURITIES MAY BE OFFERED OR SOLD, DIRECTLY OR
INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA OR TO ANY PERSONS FOR THE
REOFFERING OR RESALE, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF
KOREA, EXCEPT PURSUANT TO APPLICABLE LAWS AND REGULATIONS OF KOREA. NONE OF
LEHMAN BROTHERS INC. OR UBS SECURITIES LLC OR ANY OF THEIR RESPECTIVE AFFILIATES
MAKES ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF
THESE MATERIALS OR OF THE SUBJECT SECURITIES TO ACQUIRE THE SUBJECT SECURITIES
UNDER THE LAWS OF KOREA, INCLUDING, WITHOUT LIMITATION, THE FOREIGN EXCHANGE
TRANSACTION REGULATIONS OF KOREA. IN ADDITION, ANY RECIPIENT OR PURCHASER OF THE
SUBJECT SECURITIES REPRESENTS THAT IT IS PURCHASING OR ACQUIRING THE SUBJECT
SECURITIES AS PRINCIPAL FOR ITS OWN ACCOUNT. FOR A PERIOD OF ONE YEAR FROM THE
ISSUE DATE OF THE SUBJECT SECURITIES, NEITHER THE HOLDER OF THE SUBJECT
SECURITIES NOR ANY RESIDENT OF KOREA MAY TRANSFER THE SUBJECT SECURITIES IN
KOREA OR TO ANY RESIDENT OF KOREA UNLESS SUCH TRANSFER INVOLVES ALL OF THE
SUBJECT SECURITIES HELD BY IT. ALSO, FOR A PERIOD OF ONE YEAR FROM THE ISSUE
DATE OF THE SUBJECT SECURITIES, THE FACE AMOUNT OF EACH CERTIFICATE REPRESENTING
THE SUBJECT SECURITIES HELD BY A RESIDENT OF KOREA SHALL NOT BE SUBDIVIDED INTO
MORE THAN ONE SUCH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES. FURTHERMORE,
THE PURCHASER OF THE SUBJECT SECURITIES SHALL COMPLY WITH ALL APPLICABLE
REGULATORY REQUIREMENTS (INCLUDING BUT NOT LIMITED TO REQUIREMENTS UNDER THE
FOREIGN EXCHANGE TRANSACTION LAWS) IN CONNECTION WITH THE PURCHASE OF THE
SUBJECT SECURITIES. FOR THE AVOIDANCE OF DOUBT, IT IS THE SOLE RESPONSIBILITY OF
THE RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES TO DETERMINE WHETHER SUCH
RECIPIENT OR PURCHASER IS ELIGIBLE FOR THE ACQUISITION OF THE SUBJECT SECURITIES
UNDER APPLICABLE LAWS AND REGULATIONS OF KOREA, AND WHETHER SUCH RECIPIENT OR
PURCHASER WILL HAVE COMPLIED WITH ALL APPLICABLE KOREAN LEGAL AND REGULATORY
REQUIREMENTS IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.

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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

TABLE OF CONTENTS
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I.   Transaction Highlights

II.  Structural Highlights

III. Collateral Pool Highlights

IV.  Significant Mortgage Loans

V.   Summary Points

VI.  Investor Reporting

VII. Timeline

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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

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                                                          TRANSACTION HIGHLIGHTS

TRANSACTION HIGHLIGHTS
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                                                          TRANSACTION HIGHLIGHTS

Initial Mortgage Pool Balance:       Approximately $1.99 billion

Public Certificates:                 Approximately $1.85 billion

Private Certificates(1):             Approximately $144.5 million

Co-Lead Manager/Sole Book Runner:    Lehman Brothers Inc.

Co-Lead Manager:                     UBS Securities LLC

Rating Agencies:                     Fitch Ratings, Inc. ("Fitch") and Moody's
                                     Investors Service, Inc. ("Moody's")

Trustee:                             LaSalle Bank National Association

Fiscal Agent:                        ABN AMRO Bank N.V.

Master Servicer:                     Wells Fargo Bank, National Association

Special Servicer:                    Lennar Partners, Inc.

-------------------
1.   Not offered hereby.

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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

TRANSACTION HIGHLIGHTS
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                                                          TRANSACTION HIGHLIGHTS

Cut-Off Date:                  04/11/2005

Determination Date:            11th day of each month or if such day is not a
                               business day, then the following business day

Distribution Date:             4th business day after the Determination Date of
                               each month, commencing in 05/2005

Eligible for Underwriters'
Prohibited Transaction
Exemption for ERISA Purposes
(Public Certificates):         Classes A-1, A-2, A-3, A-4, A-AB, A-5, A-J, X-CP,
                               B, C, D and E

SMMEA Eligible:                Classes A-1, A-2, A-3, A-4, A-AB, A-5, A-J, X-CP,
                               B, C and D

DTC (Public Certificates):     Classes A-1, A-2, A-3, A-4, A-AB, A-5, A-J, X-CP,
                               B, C, D and E

Bloomberg:                     Cash flows will be modeled on Bloomberg

Denominations:                                           Class                                 Minimum Denomination(1)
                               ---------------------------------------------------------       -----------------------

                               Classes A-1, A-2, A-3, A-4, A-AB, A-5, A-J, B, C, D and E              $10,000
                               Class X-CP                                                            $250,000

Lehman Brothers CMBS Index:    All classes will be included in the Lehman
                               Brothers CMBS Index

---------------------
1.   Increments of $1 thereafter.

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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

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                                                           STRUCTURAL HIGHLIGHTS

STRUCTURAL HIGHLIGHTS
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                                                           STRUCTURAL HIGHLIGHTS

BOND STRUCTURE

o    Sequential pay structure(1)

o    Interest and principal are paid to senior classes before subordinate classes receive interest and principal(1)

o    Credit enhancement for each class will be provided by the more subordinate classes

o    Losses are allocated in reverse sequential order starting with the non-rated principal balance class (Class S)(2)

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                                    RATINGS                            PASS-THROUGH      WTD. AVG. LIFE
CLASS       FACE AMOUNT ($)     (FITCH/MOODY'S)   CREDIT SUPPORT     RATE DESCRIPTION     (YEARS)(3)          PRINCIPAL WINDOW(3)
------------------------------------------------------------------------------------------------------------------------------------

A-1(4)        $70,000,000           AAA/Aaa           20.000%           Fixed Rate           2.78             05/2005 - 02/2010
------------------------------------------------------------------------------------------------------------------------------------
A-2(4)       $551,000,000           AAA/Aaa           20.000%           Fixed Rate           4.92             02/2010 - 04/2010
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A-3(4)        $81,000,000           AAA/Aaa           20.000%           Fixed Rate           5.74             01/2011 - 01/2011
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A-4(4)       $305,000,000           AAA/Aaa           20.000%          Fixed Rate(5)         6.91             01/2012 - 04/2012
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A-AB(4)       $76,000,000           AAA/Aaa           20.000%          Fixed Rate(5)         7.27             04/2010 - 12/2014
------------------------------------------------------------------------------------------------------------------------------------
A-5(4)       $511,744,000           AAA/Aaa           20.000%          Fixed Rate(5)         9.83             12/2014 - 04/2015
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A-J(4)       $124,590,000           AAA/Aaa           13.750%          Fixed Rate(5)         9.99             04/2015 - 04/2015
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B(4)          $14,950,000           AA+/Aa1           13.000%             WAC(6)             9.99             04/2015 - 04/2015
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C(4)          $29,902,000           AA/Aa2            11.500%             WAC(6)             9.99             04/2015 - 04/2015
------------------------------------------------------------------------------------------------------------------------------------
D(4)          $42,360,000           AA-/Aa3           9.375%              WAC(6)             9.99             04/2015 - 04/2015
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E(4)          $42,361,000            A/A2             7.250%              WAC(6)             9.99             04/2015 - 04/2015
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X-CP(4)    $1,814,345,000 (7)       AAA/Aaa             N/A           Variable IO(8)         5.29(9)          04/2006 - 04/2012 (10)
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X-CL       $1,993,431,018 (7)       AAA/Aaa             N/A           Variable IO(8)         7.59(9)          05/2005 - 03/2020 (10)
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F             $14,951,000            A-/A3            6.500%              WAC(6)             9.99             04/2015 - 04/2015
------------------------------------------------------------------------------------------------------------------------------------
G             $19,934,000          BBB+/Baa1          5.500%              WAC(6)             9.99             04/2015 - 04/2015
------------------------------------------------------------------------------------------------------------------------------------
H             $17,442,000          BBB/Baa2           4.625%              WAC(6)             9.99             04/2015 - 04/2015
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J             $29,902,000          BBB-/Baa3          3.125%              WAC(6)             9.99             04/2015 - 04/2015
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K             $14,951,000           BB+/Ba1           2.375%           Fixed Rate(5)         9.99             04/2015 - 04/2015
------------------------------------------------------------------------------------------------------------------------------------
L              $7,475,000           BB/Ba2            2.000%           Fixed Rate(5)         9.99             04/2015 - 04/2015
------------------------------------------------------------------------------------------------------------------------------------
M              $2,492,000           BB-/Ba3           1.875%           Fixed Rate(5)         9.99             04/2015 - 04/2015
------------------------------------------------------------------------------------------------------------------------------------
N              $4,983,000            NR/B1            1.625%           Fixed Rate(5)         9.99             04/2015 - 04/2015
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P              $4,984,000            NR/B2            1.375%           Fixed Rate(5)         9.99             04/2015 - 04/2015
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Q              $4,983,000            NR/B3            1.125%           Fixed Rate(5)         9.99             04/2015 - 04/2015
------------------------------------------------------------------------------------------------------------------------------------
S             $22,427,018            NR/NR              N/A            Fixed Rate(5)        13.50             04/2015 - 03/2020
------------------------------------------------------------------------------------------------------------------------------------

--------------------
1.   Except that Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class
     A-5, Class X-CL and Class X-CP receive interest on a pro-rata basis.
     Principal distributions will be made as follows: to Class A-AB until Class
     A-AB is reduced to the Class A-AB Planned Principal Balance; Class A-1;
     Class A-2; Class A-3; Class A-4; Class A-AB; and Class A-5. To the extent that the total principal balance of the Class A-J through Class S is reduced to zero, then Class A-1, Class A-2, Class A-3, Class A-4, Class
     A-AB and Class A-5 receive principal on a pro-rata basis.
2.   Except that Class A-J bears losses after Class B and before Class A-1,
     Class A-2, Class A-3, Class A-4, Class A-AB, and Class A-5 (which six classes bear losses on a pro-rata basis).
3.   Calculated, assuming among other things, 0% CPR and no defaults or losses.
     Any deviation from these assumptions can result in a different weighted average life and/or principal window for any class of certificates.
4.   Certificates offered as part of the public offering.
5.   For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than a specified fixed rate for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.
6.   The pass-through rates will equal the weighted average of certain net interest rates on the underlying mortgage loans ("WAC") or, in some cases, the WAC minus a specified percentage.
7.   Represents the notional amount.
8.   The Class X-CL and X-CP certificates accrue interest on their respective notional amounts at the weighted average of certain strip rates.
9.   Represents the weighted average life of each dollar reduction in notional amount.
10.  Represents period over which the notional amount will be reduced to zero.

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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

STRUCTURAL HIGHLIGHTS
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                                                           STRUCTURAL HIGHLIGHTS

CALL PROTECTION

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                                                                              STATISTICAL DATA(1)
--------------------------------------------------------------------------------------------------

Loans with Initial Lock-Out & Defeasance Thereafter                                69.6%(2)(4)
--------------------------------------------------------------------------------------------------
Loans with Initial Lock-Out & Yield Maintenance Thereafter                         23.1%(2)(4)
--------------------------------------------------------------------------------------------------
Loans Currently in Their Yield Maintenance Period                                   7.3%(2)
--------------------------------------------------------------------------------------------------
Loans Currently in Their Yield Maintenance Period & Defeasance Thereafter           0.1%(2)
--------------------------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out                                               80.5 months(3)
--------------------------------------------------------------------------------------------------
Weighted Average Open Period                                                       3.5 months
--------------------------------------------------------------------------------------------------

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                                                                     PERCENT OF INITIAL MORTGAGE POOL
OPEN PREPAYMENT PERIOD AT END OF LOAN         NUMBER OF LOANS                   BALANCE(1)
--------------------------------------------------------------------------------------------------------

                None                                31                            8.3%
--------------------------------------------------------------------------------------------------------
               1 Month                              18                            7.2%
--------------------------------------------------------------------------------------------------------
               2 Months                              8                            8.6%
--------------------------------------------------------------------------------------------------------
               3 Months                             37                           39.5%
--------------------------------------------------------------------------------------------------------
               4 Months                              2                            7.9%
--------------------------------------------------------------------------------------------------------
               6 Months                              9                           27.5%
--------------------------------------------------------------------------------------------------------
              12 Months                              3                            0.9%
--------------------------------------------------------------------------------------------------------
                TOTAL:                             108                          100.0%
--------------------------------------------------------------------------------------------------------

-------------------
1.   As of the Cut-Off Date.
2.   Percent of initial mortgage pool balance.
3.   Weighted Average Remaining Lock-Out represents loans within their Remaining
     Lock-Out or Lock-Out/Defeasance Periods. However, with respect to the
     Macquarie DDR Portfolio II Mortgage Loan, the Weighted Average Remaining
     Lock-Out reflects the remaining Lock-Out Period only.
4.   With respect to the Macquarie DDR Portfolio II Mortgage Loan, the mortgage loan will be locked out for twelve months; thereafter, the mortgage loan may be prepaid, with yield maintenance, in full or in part (provided that partial prepayments may not exceed $91,850,000, in the aggregate during the term of the loan). In addition, the mortgage loan may be defeased in whole or in part two years after securitization. The mortgage loan may be prepaid without penalty for the six months prior to the maturity date. Except during the continuance of an event of default, any prepayment permitted under the mortgage loan documents will be distributed to the holder of the floating-rate non-trust pari passu note until fully prepaid. Such mortgage loan is considered a loan with Initial Lock-Out and Yield Maintenance thereafter.

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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

STRUCTURAL HIGHLIGHTS
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                                                           STRUCTURAL HIGHLIGHTS

PREPAYMENT PREMIUMS(1)

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PREPAYMENT
 PREMIUM           04/2005   04/2006   04/2007   04/2008   04/2009   04/2010   04/2011   04/2012   04/2013   04/2014   04/2015
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LOCK-OUT/DEF.(2)    92.7%     84.7%     72.2%     69.5%     69.0%     83.1%     82.0%     97.5%     97.5%     97.5%         -
-------------------------------------------------------------------------------------------------------------------------------
YIELD MAINT.(2)      7.3%     15.3%     27.8%     30.5%     31.0%     16.9%     18.0%      2.5%      2.5%      2.5%     100.0%
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  SUB-TOTAL        100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%     100.0%
-------------------------------------------------------------------------------------------------------------------------------

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>=5.0%               -        -        -        -        -        -        -        -        -        -        -
------------------------------------------------------------------------------------------------------------------
  4.0%               -        -        -        -        -        -        -        -        -        -        -
------------------------------------------------------------------------------------------------------------------
  3.0%               -        -        -        -        -        -        -        -        -        -        -
------------------------------------------------------------------------------------------------------------------
  2.0%               -        -        -        -        -        -        -        -        -        -        -
------------------------------------------------------------------------------------------------------------------
  1.0%               -        -        -        -        -        -        -        -        -        -        -
------------------------------------------------------------------------------------------------------------------
  OPEN               -        -        -        -        -        -        -        -        -        -        -
------------------------------------------------------------------------------------------------------------------
  Total           100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%
------------------------------------------------------------------------------------------------------------------

---------------------------
1.   Represents percentage of then outstanding balance of mortgage loan pool as of the date shown assuming, among other things, no prepayments, defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates. The table was generated based on the modeling assumptions in the Prospectus Supplement.
2.   Assumes that with respect to the Macquarie DDR Portfolio II Mortgage Loan, the entire mortgage loan may be prepaid with yield maintenance, following the initial lockout period of 12 months.

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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

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                                                      COLLATERAL POOL HIGHLIGHTS

COLLATERAL POOL HIGHLIGHTS
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                                                      COLLATERAL POOL HIGHLIGHTS

POOL COMPOSITION

o    The pool includes seven mortgage loans (representing 34.6% of the initial mortgage pool balance) which Fitch and/or Moody's have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade
     (the "Investment Grade Loans").

o    Two of the Investment Grade Loans (The Macquarie DDR Portfolio II loan and
     The Bay Colony Corporate Center loan) will be part of a split loan structure comprised of pari passu components and/or a subordinate component. The structures of these loans are outlined on the following pages.

o    Summary of the pool composition is as follows:

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                                                    TOTAL PRINCIPAL BALANCE     PERCENT OF TOTAL
                             NUMBER OF LOANS           AS OF CUT-OFF DATE        MORTGAGE POOL
---------------------------------------------------------------------------------------------------

Investment Grade Loans               7                     $689,817,304              34.6%
---------------------------------------------------------------------------------------------------
Conduit Loans                      101                   $1,303,613,714              65.4%
---------------------------------------------------------------------------------------------------
TOTAL:                             108                   $1,993,431,019             100.0%
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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

COLLATERAL POOL HIGHLIGHTS
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                                                      COLLATERAL POOL HIGHLIGHTS

THE MACQUARIE DDR PORTFOLIO II LOAN STRUCTURE

o    The Macquarie DDR Portfolio II loan was split into two components(1) (the fixed rate A-1 Note and the floating rate A-2 Note) of $157.25 million and
     $26.45 million, respectively, which are pro rata and pari passu with respect to interest payments and principal payments during an event of a default.

----------------    ----------    ---------   ----------    --------------------    --------------

   MACQUARIE         A-1 NOTE     A-2 NOTE     A-1 NOTE     AAA/Aaa TO BBB-/Baa3    LB-UBS 2005-C2
DDR PORTFOLIO II    ($157.25m)    ($26.45m)   ($157.25m)        CASHFLOWS(2)            TRUST

----------------    ----------    ---------   ----------    --------------------    --------------

o    The A-1 Note and A-2 Note component holders receive interest payments pro rata and pari passu(1).

o    The A-2 Note component will not be included in the LB-UBS 2005-C2 Trust.

----------------------
1.   Subject to the terms of the Co-Lender Agreement, including the right of the
     A-2 Note to receive principal prepayments until the A-2 Note is prepaid in full, prior to the A-1 Note receiving principal prepayments, other than during an event of default, where such notes are pro rata and pari passu.
2.   Fitch and Moody's have indicated to the Depositor that the A-1 Note component proceeds are expected to contribute AAA/Aaa through BBB-/Baa3 cashflows to the LB-UBS 2005-C2 Trust.

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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

COLLATERAL POOL HIGHLIGHTS
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                                                      COLLATERAL POOL HIGHLIGHTS

THE BAY COLONY CORPORATE CENTER LOAN A/B NOTE STRUCTURE

o    The Bay Colony Corporate Center loan was split into an A Note and a B note.
     The A Note (described below) was created by de-leveraging a larger loan balance utilizing the A/B Note structure which was developed in LBCMT
     1999-C2.

-----------------   -----------     ------------------    --------------
                      A NOTE        AAA/Aaa TO A-/BAA3    LB-UBS 2005-C2
                     ($145.0m)         Cashflows(1)            Trust
   BAY COLONY       -----------     ------------------    --------------
CORPORATE CENTER    -----------     ------------------
                      B NOTE
                     ($55.0m)          WHOLE LOAN
-----------------   -----------     ------------------

o    The A Note holder receives monthly interest payments prior to the B Note holder(2).

o    In the event of default, the B Note holder receives no principal or interest payments until the principal amount of the A Note has been paid in full.

o    Prior to event of default, A Note holder and B Note holder receive permitted partial prepayments on a pro rata and pari passu basis in conjunction with the release of a property.

o    The B Note will be held by an insurance company on a whole loan basis and will not be included in the LB-UBS 2005-C2 Trust.

-----------------------
1.   Fitch and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute AAA/Aaa through A-/Baa3 cashflows to the LB-UBS
     2005-C2 Trust.
2.   Subject to the terms of the Co-Lender Agreement.
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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

COLLATERAL POOL HIGHLIGHTS
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                                                      COLLATERAL POOL HIGHLIGHTS

o    The A Note(1) DSCR and LTV is set forth below:

--------------------------------------------------------------------------------
                    MACQUARIE DDR PORTFOLIO II      BAY COLONY CORPORATE CENTER
--------------------------------------------------------------------------------
   UW DSCR(2)                  2.32x                           2.51x
--------------------------------------------------------------------------------
UW Net Cash Flow            $19,807,881                     $18,277,528
--------------------------------------------------------------------------------
      LTV                      62.2%                           52.5%
--------------------------------------------------------------------------------
 Appraised Value           $295,500,000                    $276,400,000
--------------------------------------------------------------------------------
Shadow Rating(3)             BBB-/Baa3                        A-/Baa3
--------------------------------------------------------------------------------

o    The combined A Note(1) and B Note(4) DSCR and LTV is set forth below:

--------------------------------------------------------------------------------
                                            BAY COLONY CORPORATE CENTER
--------------------------------------------------------------------------------
                   UW DSCR(5)                          1.82x
--------------------------------------------------------------------------------
               UW Net Cash Flow                     $18,277,528
--------------------------------------------------------------------------------
                     LTV                               72.4%
--------------------------------------------------------------------------------
                Appraised Value                    $276,400,000
--------------------------------------------------------------------------------

-----------------
1.   Represents the A Note of a $200,000,000 whole loan secured by the Bay
     Colony Corporate Center and the A-1 Note component of a $183,700,000 whole loan secured by the Macquarie DDR Portfolio II properties.
2.   Calculated based on underwritten net cash flow that includes, for the Bay
     Colony Corporate Center loan interest-only payments based on interest rate of 4.9625% calculated on actual/360 day basis and without regard to the B
     Note. For the Macquarie DDR Portfolio II loan, based on the total cut-off date principal balance of the Macquarie DDR Portfolio II Mortgage Loan and the Macquarie DDR Portfolio II Non-Trust Loan totaling $183,700,000. The interest rate used to calculate DSCR was a weighted average interest rate based on 4.822% on the $157,250,000 fixed-rate trust portion and one month
     LIBOR + 0.85% (currently 3.62%) on the $26,450,000 floating-rate non-trust portion. The $157,250,000 fixed-rate trust interest rate portion was calculated on a 30/360 basis and the $26,450,000 floating-rate non-trust portion was calculated on an Actual/360 basis.
3.   Fitch and Moody's have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations that are so rated.
4.   The Bay Colony Corporate Center B Note (balance of $55,000,000) will not be included in the LB-UBS 2005-C2 Trust.
5.   Calculated based on underwritten net cash flow and interest-only payments based on interest rate of 4.9625% calculated on actual/360 day basis.
--------------------------------------------------------------------------------

LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

MORTGAGE LOAN SELLERS

 o   Sponsors of properties securing loans in the LB-UBS 2005-C2 transaction include the following:

     -    Howard Parnes, James J. Houlihan and Craig Koenigsberg

     -    Vornado Realty Trust

     -    Macquarie DDR Trust

     -    Beacon Capital Strategic Partners III, L.P.

     -    Investcorp International, Inc.

     -    L&L Acquisitions, LLC and an affiliate of Lehman Brothers Holdings
          Inc.

     -    U-Store-It Trust

     -    Summit Hotels Properties, LLC

     -    The Lembi Group

     -    Walton Real Estate Fund IV, L.P. / The Macerich Company

     -    Hartz Mountain Industries, NJ LLC

 o   Conduit Origination Program:

     -    Underwritten NCF on all loans is based on certain underwriting assumptions made by the applicable mortgage loan seller including those assumptions more specifically set forth in the prospectus supplement and is either verified subject to a variance of 2.5% or, in other cases, re-underwritten by third party service providers (i.e., by a "Big Four" accounting firm).

     -    Underwritten DSCR for all loans with partial interest only periods is calculated based on annual debt service payments during the amortization term or in some cases based on an average monthly debt service payment during the amortization term.

     -    Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     -    Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     -    Substantially all borrowers are single asset entities.

     -    Non-consolidation opinions

          o    Delivered for substantially all loans with principal balances greater than $15 million(1)

     -    Cash management systems affecting approximately 97.6% of the initial mortgage pool balance

          o    Hard lockbox- 64.6% of the initial mortgage pool balance(2)

          o    Springing lockbox- 28.7% of the initial mortgage pool balance

          o    Soft lockbox- 4.3% of the initial mortgage pool balance

---------------------------
1.   A non-consolidation opinion was not obtained for the Lembi Portfolio loan because the loan is fully recourse to the principals until certain conditions are satisfied.
2.   Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the Borrower unless there is the occurrence of certain trigger events and certain multifamily and MHP properties where the property manager, the borrower or other party collects and is required to deposit rents, or a majority of the rents, into a hard lockbox under lender control.
--------------------------------------------------------------------------------

LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       10

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

FUNDED ESCROWS

--------------------------------------------------------------------------------
ESCROW TYPE(1)                            PERCENT OF POOL WITH FUNDED ESCROWS(2)
--------------------------------------------------------------------------------
Tax Reserves(3)                                             99.7%
--------------------------------------------------------------------------------
Insurance Reserves(4)                                       87.2%
--------------------------------------------------------------------------------
Replacement Reserves                                        99.4%
--------------------------------------------------------------------------------
TI & LC (Industrial)                                       100.0%
--------------------------------------------------------------------------------
TI & LC (Office)                                           100.0%
--------------------------------------------------------------------------------
TI & LC (Retail)                                            71.2%
--------------------------------------------------------------------------------

---------------------------
1.   Escrows are generally in the form of either up-front reserves, periodic cash deposits, letters of credit or guarantees from Sponsor.
2.   As of the Cut-Off Date; excludes the Investment Grade Loans.
3.   In some instances where there are no actual tax escrows, certain investment grade tenants are permitted to pay taxes directly and are deemed to have escrows in the table above.
4.   In some instances where there are no actual insurance escrows, certain investment grade tenants are permitted to maintain insurance or self-insure and are deemed to have escrows in the table above.
--------------------------------------------------------------------------------

LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       11

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------
                                 GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------------

Size of Pool                                                                                             $1,993,431,019
-----------------------------------------------------------------------------------------------------------------------
Contributors of Collateral(1)                                                                             Lehman: 61.4%
                                                                                                             UBS: 38.6%
-----------------------------------------------------------------------------------------------------------------------
Number of Loans                                                                                                     108
-----------------------------------------------------------------------------------------------------------------------
Number of Properties                                                                                                230
-----------------------------------------------------------------------------------------------------------------------
Single Tenant Properties(2)                                                                                        6.1%
-----------------------------------------------------------------------------------------------------------------------
Percent Investment Grade Loans                                                                                    34.6%
-----------------------------------------------------------------------------------------------------------------------
Gross Weighted Average Coupon                                                                                    5.486%
-----------------------------------------------------------------------------------------------------------------------
Weighted Average Original Term to Maturity                                                                    96 months
-----------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity                                                                   95 months
-----------------------------------------------------------------------------------------------------------------------
Average Loan Balance                                                                                        $18,457,695
-----------------------------------------------------------------------------------------------------------------------
Average Property Balance                                                                                     $8,667,091
-----------------------------------------------------------------------------------------------------------------------
Average Conduit Loan Balance (excluding the Investment Grade Loans)                                         $12,907,066
-----------------------------------------------------------------------------------------------------------------------
Average Conduit Property Balance (excluding the Investment Grade Loans)                                      $7,046,561
-----------------------------------------------------------------------------------------------------------------------
Largest Loan                                                                                               $225,000,000
-----------------------------------------------------------------------------------------------------------------------
WA U/W DSCR                                                                  Aggregate Pool: 1.56x; Conduit Only: 1.36x
-----------------------------------------------------------------------------------------------------------------------
WA LTV at Cut-Off Date                                                       Aggregate Pool: 70.3%; Conduit Only: 75.9%
-----------------------------------------------------------------------------------------------------------------------
WA LTV at Maturity                                                           Aggregate Pool: 65.0%; Conduit Only: 70.3%
-----------------------------------------------------------------------------------------------------------------------
Geographic Diversity                                                                                          32 States
-----------------------------------------------------------------------------------------------------------------------

---------------------------
1.   Including loans co-originated by the loan sellers.
2.   Including properties leased to one tenant that occupies 90% or more of the particular property.
--------------------------------------------------------------------------------

LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       12

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

NEW YORK                    FLORIDA                      OREGON
47 properties               20 properties                1 property
$553,011,350                $114,344,157                 $4,593,016
27.7% of total              5.7% of total                0.2% of total

MASSACHUSETTS               ALABAMA                      WASHINGTON
6 properties                2 properties                 17 properties
$182,032,000                $2,071,047                   $162,911,024
9.1% of total               0.1% of total                8.2% of total

CONNECTICUT                 TENNESSEE                    IDAHO
3 properties                5 properties                 5 properties
$51,965,069                 $25,451,684                  $17,804,780
2.6% of total               1.3% of total                0.9% of total

NEW JERSEY                  LOUISIANA                    UTAH
7 properties                8 properties                 1 property
$132,372,863                $33,354,276                  $2,169,215
6.6% of total               1.7% of total                0.1% of total

MARYLAND                    ARKANSAS                     MISSOURI
3 properties                1 property                   2 properties
$50,433,000                 $3,130,019                   $8,769,242
2.5% of total               0.2% of total                0.4% of total

WEST VIRGINIA               TEXAS                        MINNESOTA
3 properties                24 properties                2 properties
$7,883,727                  $144,344,581                 $44,164,875
0.4% of total               7.2% of total                2.2% of total

VIRGINIA                    KANSAS                       WISCONSIN
2 properties                5 properties                 4 properties
$8,678,958                  $12,216,527                  $39,550,038
0.4% of total               0.6% of total                2.0% of total

KENTUCKY                    COLORADO                     MICHIGAN
4 properties                5 properties                 5 properties
$9,869,528                  $15,602,790                  $25,125,017
0.5% of total               0.8% of total                1.3% of total

NORTH CAROLINA              HAWAII                       OHIO
2 properties                1 property                   2 properties
$11,288,521                 $16,000,000                  $6,442,000
0.6% of total               0.8% of total                0.3% of total

SOUTH CAROLINA              CALIFORNIA                   PENNSYLVANIA
3 properties                25 properties                7 properties
$48,007,617                 $153,217,733                 $35,350,617
2.4% of total               7.7% of total                1.8% of total

GEORGIA                     NEVADA
7 properties                1 property
$61,275,345                 $10,000,000
3.1% of total               0.5 of total

[ ]  >10.0% of Initial Pool Balance
[ ]  >5.0% - 10.0% of Initial Pool Balance
[ ]  >1.0% - 5.0% of Initial Pool Balance
[ ]  <=1.0% of Initial Pool Balance

                      MORTGAGE PROPERTIES BY PROPERTY TYPE

                      Office                        51.5%
                      Retail                        24.1%
                      Multifamily*                  11.2%
                      Hotel                          5.2%
                      Self Storage                   5.0%
                      Industrial/Warehouse           2.3%
                      Other                          0.7%

*    Multifamily component included MHP properties representing 0.4% of the aggregate pool.
--------------------------------------------------------------------------------

LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       13

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                                     NO.       CUT-OFF DATE
                                 OF LOANS      BALANCE ($)      % OF POOL
--------------------------------------------------------------------------------
0.01 - 6,000,000.00                  60        201,958,886          10.1
6,000,000.01 - 14,000,000.00         25        246,477,680          12.4
14,000,000.01 - 40,000,000.00        11        244,041,645          12.2
40,000,000.01 - 60,000,000.00         3        155,527,000           7.8
60,000,000.01 - 100,000,000.00        4        341,080,808          17.1
100,000,000.01 - 150,000,000.00       2        258,500,000          13.0
150,000,000.01 <=                     3        545,845,000          27.4
--------------------------------------------------------------------------------
TOTAL:                              108      1,993,431,019         100.0
--------------------------------------------------------------------------------
Min:                       817,343
Max:                   225,000,000
Average:                18,457,695
--------------------------------------------------------------------------------

STATE(1)
--------------------------------------------------------------------------------
                            NO.                CUT-OFF DATE
                       OF PROPERTIES            BALANCE ($)     % OF POOL
--------------------------------------------------------------------------------
NY                          47                 553,011,350         27.7
MA                           6                 182,032,000          9.1
WA                          17                 162,911,024          8.2
CA                          25                 153,217,733          7.7
TX                          24                 144,344,581          7.2
NJ                           7                 132,372,863          6.6
FL                          20                 114,344,157          5.7
GA                           7                  61,275,345          3.1
CT                           3                  51,965,069          2.6
MD                           3                  50,433,000          2.5
Other(2)                    71                 387,523,896         19.4
--------------------------------------------------------------------------------
TOTAL:                     230               1,993,431,019        100.0
--------------------------------------------------------------------------------

PROPERTY TYPE(1)
--------------------------------------------------------------------------------
                            NO.             CUT-OFF DATE
                       OF PROPERTIES         BALANCE ($)       % OF POOL
--------------------------------------------------------------------------------
Office                      57             1,026,090,677          51.5
Retail                      56               481,051,789          24.1
  Regional Mall              1                57,400,000           2.9
  Anchored Retail           30               324,945,003          16.3
  Unanchored Retail         25                98,706,786           5.0
Multifamily(3)              50               223,422,022          11.2
Hotel                       29               102,872,695           5.2
Self Storage                23               100,192,966           5.0
Industrial/Warehouse        12                46,300,870           2.3
Other                        3                13,500,000           0.7
--------------------------------------------------------------------------------
TOTAL:                     230             1,993,431,019         100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                               NO.        CUT-OFF DATE
                            OF LOANS       BALANCE ($)       % OF POOL
--------------------------------------------------------------------------------
4.751 - 5.000                   2         302,250,000           15.2
5.001 - 5.250                   6          39,248,521            2.0
5.251 - 5.500                  38         647,944,064           32.5
5.501 - 5.750                  31         648,952,558           32.6
5.751 - 6.000                  17         176,423,668            8.9
6.001 - 6.250                  13         177,262,207            8.9
6.751 - 7.000                   1           1,350,000            0.1
--------------------------------------------------------------------------------
TOTAL:                        108       1,993,431,019          100.0
--------------------------------------------------------------------------------
Min:                        4.822
Max:                        6.800
Weighted Average:           5.486
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MONTHS)
--------------------------------------------------------------------------------
                                NO.         CUT-OFF DATE
                             OF LOANS        BALANCE ($)       % OF POOL
--------------------------------------------------------------------------------
49 - 60                         14           550,481,342          27.6
73 - 84                          9           418,950,848          21.0
109 - 120                       81           905,406,828          45.4
121 - 132                        1           100,000,000           5.0
169 - 180                        3            18,592,000           0.9
--------------------------------------------------------------------------------
TOTAL:                         108         1,993,431,019         100.0
--------------------------------------------------------------------------------
Min:                            60
Max:                           180
Weighted Average:               96
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MONTHS)
--------------------------------------------------------------------------------
                                    NO.       CUT-OFF DATE
                                 OF LOANS      BALANCE ($)     % OF POOL
--------------------------------------------------------------------------------
49 - 60                             14         550,481,342       27.6
61 - 72                              1          90,000,000        4.5
73 - 84                              8         328,950,848       16.5
109 - 120                           82       1,005,406,882       50.4
169 - 180                            3          18,592,000        0.9
--------------------------------------------------------------------------------
TOTAL:                             108       1,993,431,019      100.0
--------------------------------------------------------------------------------
Min:                                58
Max:                               179
Weighted Average:                   95
--------------------------------------------------------------------------------

AMORTIZATION TYPES
--------------------------------------------------------------------------------
                                      NO.       CUT-OFF DATE
                                   OF LOANS      BALANCE ($)    % OF POOL
--------------------------------------------------------------------------------
Amortizing Balloon(4)                 92        1,149,981,019      57.7
Interest Only                         16          843,450,000      42.3
--------------------------------------------------------------------------------
TOTAL:                               108        1,993,431,019     100.0
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
                                 NO.       CUT-OFF DATE
                              OF LOANS      BALANCE ($)      % OF POOL
--------------------------------------------------------------------------------
<= 50.0                          3           5,159,378           0.3
50.1 - 55.0                      3         151,777,568           7.6
55.1 - 60.0                      4         288,336,497          14.5
60.1 - 65.0                      4         181,818,515           9.1
65.1 - 70.0                     12         185,300,466           9.3
70.1 - 75.0                     28         463,370,615          23.2
75.1 - 80.0                     52         710,293,797          35.6
80.1 >=                          2           7,374,183           0.4
--------------------------------------------------------------------------------
TOTAL:                         108       1,993,431,019         100.0
--------------------------------------------------------------------------------
Min:                          43.8
Max:                          80.2
Weighted Average:             70.3
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
--------------------------------------------------------------------------------
                                      NO.        CUT-OFF DATE
                                   OF LOANS       BALANCE ($)    % OF POOL
--------------------------------------------------------------------------------
30.01 - 35.00                          1           1,094,929         0.1
35.01 - 40.00                          2           3,921,047         0.2
40.01 - 45.00                          3           8,770,970         0.4
45.01 - 50.00                          5         260,423,155        13.1
50.01 - 55.00                          9         169,250,681         8.5
55.01 - 60.00                         13         207,244,094        10.4
60.01 - 65.00                         13         235,881,554        11.8
65.01 - 70.00                         36         344,267,071        17.3
70.01 - 75.00                         17         513,315,517        25.8
75.01 - 80.00                          9         249,262,000        12.5
--------------------------------------------------------------------------------
TOTAL:                               108       1,993,431,019       100.0
--------------------------------------------------------------------------------
Min:                                33.6
Max:                                80.0
Weighted Average:                   65.0
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
--------------------------------------------------------------------------------
                                   NO.      CUT-OFF DATE
                                OF LOANS     BALANCE ($)     % OF POOL
--------------------------------------------------------------------------------
1.20 - 1.29                        48        600,896,910         30.1
1.30 - 1.39                        23        466,319,957         23.4
1.40 - 1.49                        19        196,962,908          9.9
1.50 - 1.59                         6        184,395,695          9.3
1.60 - 1.79                         7        181,734,501          9.1
1.80 - 1.89                         2         14,371,047          0.7
1.90 >=                             3        348,750,000         17.5
--------------------------------------------------------------------------------
TOTAL:                            108      1,993,431,019        100.0
--------------------------------------------------------------------------------
Min:                             1.20
Max:                             2.51
Weighted Average:                1.56
--------------------------------------------------------------------------------

---------------------
1.   Percentages based on allocated loan amount per property.
2.   No other state represents more than 2.4% of the initial mortgage pool balance.
3.   Multifamily component includes MHP properties representing 0.4% of the aggregate pool.
4.   Includes 25.0% of mortgage loans that provide for payments of interest only for a specified number of periods, followed by payments of principal and interest up to the maturity date. Of these loans, 90.1% have three years or less of interest only payments.
--------------------------------------------------------------------------------

LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       14

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

INVESTMENT GRADE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                               INVESTMENT GRADE LOAN CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------------------
                                                                               PERCENT OF
                                                             CUT-OFF DATE   INITIAL MORTGAGE    U/W
NAME                                       PROPERTY TYPE       BALANCE        POOL BALANCE     DSCR(1)    LTV(2)   FITCH/ MOODY'S(3)
------------------------------------------------------------------------------------------------------------------------------------

909 Third Avenue                               Office        $225,000,000         11.3%         1.35x     59.2%        BBB-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
Macquarie DDR Portfolio II (A-1 Note)(4)   Anchored Retail    157,250,000          7.9          2.32(4)   62.2(4)      BBB-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
Bay Colony Corporate Center (A Note)(5)        Office         145,000,000          7.3          2.51      52.5          A-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
Summit Hotel Portfolio                          Hotel          87,580,808          4.4          1.78      68.1          BBB-/NR
------------------------------------------------------------------------------------------------------------------------------------
Lakeside Commons                               Office          46,500,000          2.3          2.08      57.8         BBB/Baa2
------------------------------------------------------------------------------------------------------------------------------------
895 Broadway                                   Office          14,986,497          0.8          1.72      55.5          A-/Baa2
------------------------------------------------------------------------------------------------------------------------------------
Hartz Fee Portfolio                             Other          13,500,000          0.7          1.43      74.0          AA-/Aa2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                           -          $689,817,304         34.6%         1.93X     59.7%            -
------------------------------------------------------------------------------------------------------------------------------------

---------------------
1.   Calculated based on underwritten net cashflow and debt service constant or interest rate, as applicable.
2.   Calculated based on Cut-Off Date Balance and the related appraised value.
3.   Fitch and/or Moody's have confirmed to us that the ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.
4.   Represents one of two A Notes with respect to a $183,700,000 whole loan secured by the Macquarie DDR Portfolio II properties. Cut-Off Date U/W DSCR and Cut-Off Date LTV were calculated based on the total cut-off date principal balance of the fixed-rate trust portion and the floating-rate non-trust portion totaling $183,700,000. The interest rate used to calculate DSCR was a weighted average interest rate based on 4.822% on the
     $157,250,000 fixed-rate trust portion and one month LIBOR + 0.85%
     (currently 3.62%) on the $26,450,000 floating-rate non-trust portion. The
     $157,250,000 fixed-rate trust interest rate portion was calculated on a
     30/360 basis and the $26,450,000 floating-rate non-trust portion was calculated on an Actual/360 basis.
5.   Represents the A Note of a $200,000,000 whole loan secured by Bay Colony
     Corporate Center.
--------------------------------------------------------------------------------

LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       15

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

909 THIRD AVENUE

Shadow Rating(1):                 BBB-/Baa3

Purpose:                          Refinance

Cut-Off Date Balance:             $225,000,000

Loan Per Square Foot:             $172

Estimated Interest Rate:          5.75%

Maturity Date:                    4/11/2015

Term to Maturity:                 10 years

Amortization:                     30 years

Sponsor:                          Vornado Realty L.P.

Property:                         28-story Class A office building containing
                                  approximately 816,370 square feet over a
                                  five-story U.S. of America Postal Services
                                  facility containing approximately 492,375
                                  square feet

Location:                         New York, NY

Year Built:                       1968; renovated 1997-2001

Occupancy (As of):                97.6% (2/11/2005)

Major Tenants(2):                                                                 Approx. % of               Lease       Ratings
                                  Tenant                            Square Feet  Occ. Base Rent  Rent PSF   End Date   Fitch/Moody's
                                  ------                            -----------  --------------  --------   --------   -------------
                                  Forest Laboratories, Inc. (3)       120,404         13.0%       $40.46    8/31/2010       NR
                                  Ogilvy Public Relations(4)           88,339         11.5%       $48.70    6/30/2009       NR
                                  Bear Stearns Securities Corp.        60,834          9.9%       $61.00    1/31/2011     A+/Aa3
                                  Wiley Publishing, Inc.(5)            59,314          8.5%       $53.93    5/30/2010       NR
                                  U.S. of America Postal Services(6)  492,375          3.3%       $ 2.54   10/10/2008       NR

------------------
1.   Fitch and Moody's have indicated to the depositor that the loan proceeds are expected to contribute AAA/Aaa through BBB-/Baa3 cashflows to the
     LB-UBS 2005-C2 Trust.
2.   Major tenants shown are the top five tenants by square footage, ranked in descending order of Approximate % of Occupied Base Rent.
3.   Forest Laboratories, Inc. failed to provide a tenant estoppel due to a dispute with the borrower. The Sponsor has provided a guaranty of the rental income due under the lease should such rental income be interrupted as a result of the dispute.
4.   8th floor has been subleased to Lend Lease who in turn subleased the space to Citibank (through Vornado) for the remainder of the term.
5.   Expiration date reflects all of the space leased by Wiley Publishing Inc., with the exception of 7,087 square feet which expires July 31, 2009.
     Additionally, 29,687 square feet leased to Wiley Publishing Inc. are subleased back to the related borrower which subsequently leases the space to Citibank and 29,627 square feet subleased to Wiley Publishing Inc. are subleased to Cosmopolitan Cosmetics.
6.   Reflects average rent over the loan term including the rent decrease during the option period.
--------------------------------------------------------------------------------

LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       16

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

909 THIRD AVENUE (CONT.)

Appraised Value:                          $380,000,000 (as of 3/1/2005)

Cut-Off Date LTV:                         59.2%

U/W NCF(1):                               $21,316,510

Estimated Cut-Off Date U/W DSCR(1)(2):    1.35x

Ownership Interest:                       Leasehold

Reserves:                                 Monthly reserves for real estate taxes
                                          and insurance, tenant improvements,
                                          leasing commissions and capital
                                          improvements will only be collected
                                          during an event of default, or upon
                                          lender's reasonable determination, 45
                                          days following the end of any calendar
                                          quarter that the debt service coverage
                                          was below 1.15x for the preceding
                                          twelve month period or the rating of
                                          Vornado Realty L.P. drops below
                                          BBB-/Baa3, until such time as such
                                          events are cured pursuant to the loan
                                          documents. In the event that
                                          collections are triggered, in lieu of
                                          making deposits, Vornado Realty L.P.
                                          may guarantee such reserves as long as
                                          Vornado Realty L.P. maintains a rating
                                          of BBB-/Baa3.

Lockbox:                                  Hard

Prepayment/Defeasance:                    The loan may be defeased in whole or
                                          in part two years after
                                          securitization. Prepayment without
                                          penalty permitted six months prior to
                                          Maturity Date.

Ground Lease:                             The property is under a ground lease
                                          with annual payments of $1.6 million.
                                          The ground lease expires on November
                                          30, 2018 and contains two 22.5-year
                                          renewal options at $1.6 million per
                                          annum.

---------------------------
1.   The U/W NCF and Estimated Cut-Off Date U/W DSCR reflect income from leases in place and include income from primary leases for all space in the building that is currently subleased to other tenants. With respect to the lease to Fischbein Badillo Wagner, which was delinquent on its rent,
     Vornado Realty L.P. has provided a guaranty of the rent due under the lease and a master lease of certain space which had recently been vacated by the tenant.
2.   Based on an estimated debt constant of 7.003%.
--------------------------------------------------------------------------------

LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       17

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

MACQUARIE DDR PORTFOLIO II(1)

Shadow Rating(2):                 BBB-/Baa3

Purpose:                          Acquisition

Cut-Off Date Balance(1):          $157,250,000

Loan Per Square Foot (3):         $98

Interest Rate(1):                 4.822%

Maturity Date:                    4/5/2010

Term to Maturity:                 5 years

Amortization:                     Interest Only

Sponsor:                          Macquarie DDR Trust (DDR Macquarie Fund LLC
                                  and DDR Macquarie Longhorn II Holdings LLC)

Property:                         The portfolio is comprised of eight anchored
                                  retail properties with an aggregate of
                                  2,430,915 square feet of total space, of which
                                  approximately 1,869,119 square feet are
                                  collateral (282,255 square feet is owned by
                                  anchor's) and 279,541 square feet are subject
                                  to ground leases.

Location:                         Brookfield, WI, Brown Deer, WI, Coon Rapids,
                                  MN, Brentwood, TN, Brandon, FL, and
                                  Plainville, CT

Years Built:                      1963-2003

Occupancy (4):                    97.1% (as of 2/17/2005)

---------------------------
1.   Reflects the fixed rate note. There is a non-trust pari passu floating rate note with a loan balance of approximately $26,450,000 that is pro rata and pari passu with respect to interest payments and default risk but senior with respect to certain principal prepayments. The floating rate interest rate is one month LIBOR +0.85% (currently 3.62%).
2.   Fitch and Moody's have indicated to the Depositor that the loan proceeds are expected to contribute AAA/Aaa through BBB-/Baa3 cash flows to the
     LB-UBS 2005-C2 Trust.
3.   Based on 1,869,119 square feet of collateral space and the combined loan balance of the fixed and floating rate notes.
4.   Calculated as a weighted average physical occupancy based on the allocated loan balances as of the rent roll dated 2/17/2005 for all properties other than Riverdale Village- Outer Ring which has a rent roll date of 3/2/2005.
     Collateral physical occupancy is 96.4%. The overall occupancy based on tenant spaces leased including master leases is 100%. The collateral is
     100% leased including master leased space.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       18

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

MACQUARIE DDR PORTFOLIO II (CONT.)

Major Tenants(1):             The property is anchored by tenants including
                              Costco and Lowe's(2). The portfolio has 103
                              tenants and no tenant represents more than 10.6%
                              of the total base rent.

                              Tenant             Square Feet   Lease End Date
                              ------             -----------   --------------
                              Kohl's              261,534        1/31/2023(3)

                              Linen 'N Things     143,025        1/31/2014(4)

                              Lowe's(5)           135,197        8/31/2019

                              Sears(6)            132,700        7/31/2017

                              T.J. Maxx           121,503       12/31/2008(7)

Appraised Value:              $295,500,000 (as of 01/31/2005)

Cut-Off Date LTV(9):          62.2%

U/W NCF(8):                   $19,807,881

Cut-Off Date U/W DSCR(8)(9):  2.32x

---------------------------
1.   Major tenants shown are the top five tenants by square footage, ranked in descending order of Square Feet.
2.   The anchor tenants own their pads and improvements and therefore are excluded from the collateral. Costco is located at Riverdale Village -
     Outer Ring (155,0000 square feet). Lowe's is located at Lake Brandon
     Village (127,255 square feet).
3.   The lease end date reflects the expiration date for the 87,839 square feet located at Brown Deer Center. Kohl's is also located at Connecticut Commons
     (86,854 square feet, lease expiration date of 1/31/2022) and Riverdale
     Village - Outer Ring (86,841 square feet, lease expiration date of
     1/31/2020).
4.   The lease end date reflects the expiration date for the 38,213 square feet located at Cool Springs Pointe and the 35,150 square feet located at Lake
     Brandon Village. Linens 'N Things is also located at Connecticut Commons
     (35,000 square feet, lease expiration date of 1/31/2017) and Riverdale
     Village - Outer Ring (34,662 square feet, lease expiration date of
     1/31/2016).
5.   Lowe's is located at Connecticut Commons.
6.   Sears is located at Riverdale Village Outer Ring and its pad is subject to a ground lease, therefore the improvements are owned by the anchor and are not part of the collateral.
7.   The lease end date reflects the expiration date for the 86,631 square feet located at Brown Deer Center (which is partially subleased to Burlington
     Coat Factory). T.J. Maxx is also located at Shoppers World of Brookfield
     (34,872 square feet, lease expiration date of 12/31/2010).
8.   U/W NCF and Cut-Off Date U/W DSCR were calculated including approximately
     $399,902 of income from four master leases to DDR . Also included in NCF is rent from DSW Shoe Warehouse in Connecticut Commons and Dollar Tree at Cool
     Springs Pointe which have executed their leases but are not yet in occupancy. There is a Master Lease in place from DDR until such tenants take occupancy and commence paying full unabated rent.
9.   Cut-Off Date U/W DSCR and Cut-Off Date LTV were calculated based on the total cut-off date principal balance of the fixed-rate trust portion and the floating-rate non-trust portion totaling $183,700,000. The interest rate used to calculate DSCR was a weighted average interest rate based on
     4.822% on the $157,250,000 fixed-rate trust portion and one month LIBOR +
     0.85% (currently 3.62%) on the $26,450,000 floating-rate non-trust portion.
     The $157,250,000 fixed-rate trust portion was calculated on a 30/360 basis and the $26,450,000 floating-rate non-trust portion was calculated on an
     Actual/360 basis.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       19

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

MACQUARIE DDR PORTFOLIO II (CONT.)

Ownership Interest:               Fee

Release of Properties:            Yes

Substitution of Properties:       Yes

Reserves:                         Monthly reserves for real estate taxes,
                                  insurance, replacement reserves and TI/LC's
                                  will only be required during an event of
                                  default.

Lockbox:                          Hard

Prepayment:                       The mortgage loan will be locked out for
                                  twelve months; thereafter, the mortgage loan
                                  may be prepaid in connection with collateral
                                  releases, with yield maintenance, in full or
                                  in part (provided that partial prepayments may
                                  not exceed $91,850,000, in connection with
                                  collateral releases, in the aggregate during
                                  the term of the loan). In addition, the
                                  mortgage loan may be defeased in whole or in
                                  part two years after securitization. The
                                  mortgage loan may be prepaid for the six
                                  months prior to the maturity date. Except
                                  during the continuance of an event of default,
                                  any prepayment permitted under the mortgage
                                  loan documents will be distributed to the
                                  holder of the floating-rate non-trust pari
                                  passu note until fully prepaid, provided that
                                  any yield maintenance premium will be
                                  distributed to the fixed-rate trust portion.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       20

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

BAY COLONY CORPORATE CENTER

Shadow Rating(1):                 A-/Baa3

Purpose:                          Acquisition

Cut-Off Date Balance (A Note):    $145,000,000

Loan Per Square Foot (A Note):    $150

Interest Rate(2):                 4.9625%

Maturity Date:                    2/11/2010

Term to Maturity:                 5 years

Amortization:                     Interest only

Sponsor:                          Beacon Capital Strategic Partners III, L.P.

Property:                         Class A office complex comprised of four
                                  buildings aggregating 968,608 square feet of
                                  net rentable area and an aggregate of 3,065
                                  parking spaces.

Property Manager:                 Beacon Capital Strategic Partners III Property
                                  Management, LLC

Location:                         Waltham, Massachusetts

Year Built / Year Renovated:      1985 (950 Winter Street); 1987-1988 (1000
                                  Winter Street); 1998 (1050 Winter Street);
                                  1990 (1100 Winter Street) / 2003 - 2004

Occupancy(3):                     91.0% (as of 1/1/2005)

---------------------------
1.   Fitch and Moody's have indicated to the Depositor that the A Note proceeds are expected to contribute AAA/Aaa through A-/Baa3 cashflows to the LB-UBS
     2005-C2 Trust.
2.   The weighted average interest rate of the A Note and the non-trust B Note.
     The rate of the A Note may be different.
3.   Weighted average occupancy based on allocated loan amount and respective occupancy of each building comprising the Bay Colony Corporate Center
     Mortgaged Property.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       21

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

BAY COLONY CORPORATE CENTER (CONT.)

Major Tenants(1):                                                              Approx. % of
                       Tenant                                  Square Feet     Base Rent(2)       Rent PSF(3)    Lease End Date
                       ------                                  -----------     ------------       -----------    --------------
                       Private Healthcare Systems, Inc.(4)      202,304           20.6%             $28.98         10/31/2010
                       SAP America, Inc.                         58,723            8.1%             $42.50         12/31/2006
                       Pittiglio, Rabin, Todd & McGrath, Inc.    56,271(5)         6.6%             $35.78          3/31/2009
                       Charles River Ventures                    44,697(6)         6.5%             $40.74          3/31/2010
                       Oscient Pharmaceuticals                   36,230            2.7%             $19.84          3/31/2012

ROLLOVER SCHEDULE:

                                                       Cumulative %                            As % of
                 Approximate Expiring  As % of Total    of Total      Approximate Expiring    Total Base     Cumulative % of Total
      Year           Square Feet        Square Feet    Square Feet       Base Revenues(7)     Revenues(7)       Base Revenues(7)
---------------- --------------------  -------------   ------------   --------------------    -----------    ---------------------

      2005              11,571              1.2%            1.2%             $501,989             1.6                1.6%
      2006             136,271             14.1            15.3%            5,291,488            17.2               18.9%
      2007              89,128              9.2            24.5%            3,644,737            11.9               30.8%
      2008              62,475              6.4            30.9%            2,069,773             6.7               37.5%
      2009             120,163             12.4            43.3%            4,508,386            14.7               52.2%
      2010             271,309             28.0            71.3%            8,959,771            29.2               81.4%
      2011             105,481             10.9            82.2%            3,741,221            12.2               93.6%
      2012              61,651              6.4            88.6%            1,468,815             4.8               98.4%
      2013                   0              0.0            88.6%                    0             0.0               98.4%
      2014              19,856              2.0            90.6%              496,400             1.6              100.0%
2015 and beyond              0              0.0            90.6%                    0             0.0              100.0%
     Vacant             90,703              9.4           100.0%                    -               -                  -
---------------- --------------------  -------------   ------------   --------------------    -----------    ---------------------
      Total            968,608            100.0%                          $30,682,578           100.0%

----------------------
1.   Ranked by approximate percentage of total underwritten base rent.
2.   The percentages of total base revenues are based on underwritten base rental revenues.
3.   Reflects in-place base rent.
4.   Private Healthcare Systems has six voting shareholders, Fortis, Inc. (rated
     BBB+), The Guardian Life Insurance Company of America, Trustmark Life
     Insurance Company, Trustco Holdings, Inc., Pacific Life & Annuity Company
     and CIGNA (rated Baa3/BBB).
5.   Pittiglio, Rabin, Todd & McGrath, Inc. currently subleases 19,076 square feet of its space. It remains fully responsible for all obligations under its lease.
6.   Charles River Ventures subleases 31,121 square feet of its space. It remains fully responsible for all obligations under its lease.
7.   Based on underwritten base rental revenues.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       22

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

BAY COLONY CORPORATE CENTER (CONT.)

Appraised Value:                  $276,400,000 (as of 1/11/2005)

Cut-Off Date LTV:                 52.5%

U/W NCF:                          $18,277,528

Cut-Off Date U/W DSCR(1):         2.51x

Ownership Interest:               Fee

Reserves:                         Springing tax, insurance and CapEx reserves
                                  upon occurrence and continuance of event of
                                  default. Upfront unfunded tenant allowance
                                  reserve of $1,608,474 for specified tenants.
                                  Upfront prepaid rent reserve of $1,996,078 for
                                  specified tenant.

Lockbox:                          Hard

Prepayment:                       Defeasance is not permitted. Prepayment with
                                  penalty permitted on any monthly payment date
                                  up to four months prior to Maturity Date upon
                                  release of any individual building. Prepayment
                                  without penalty permitted four months prior to
                                  Maturity Date.

Partial Release:                  Yes

B Note:                           $55,000,000 B Note held by an insurance
                                  company. B Note holder receives payments of
                                  interest after A Note holder. Prior to event
                                  of default, B Note holder receives any
                                  voluntary prepayments on a pari-passu,
                                  pro-rata basis with A Note holder. Following
                                  event of default, the B Note holder receives
                                  no principal or interest payments until the
                                  principal amount of the A Note has been paid
                                  in full.

Future Mezzanine Debt:            Right to incur up to $20,000,000 co-terminus
                                  mezzanine debt on or after 2/11/2007 subject
                                  to certain conditions including combined DSCR
                                  (including mezzanine debt) not less than
                                  1.25x, combined LTV no greater than 80%, and
                                  subject to an intercreditor agreement which
                                  complies with rating agency guidelines.

-----------------------
1.   Calculated based on underwritten net cashflow and interest-only payments based on the weighted average interest rate of 4.9625% calculated on actual/360 day basis and without regard to the B Note.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       23

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SUMMIT HOTEL PORTFOLIO

Shadow Rating(1):             BBB-/NR

Purpose:                      Refinance

Cut-Off Date Balance:         $87,580,808

Loan Per Room:                $42,147

Interest Rate:                5.4025%

Maturity Date:                1/11/2012

Term to Maturity:             7 years

Amortization:                 25 years

Sponsor:                      Summit Hotels Properties, LLC

Property:                     27 hotels containing an aggregate of 2,078 rooms
                              located in 12 states

Property Manager:             The Summit Group, Inc.

Location:                     Idaho (5 properties), Kansas (5 properties),
                              Colorado (4 properties), Louisiana (3 properties),
                              Washington (2 properties), West Virginia (2
                              properties), Arkansas (1 property), Georgia (1
                              property), Tennessee (1 property), Texas (1
                              property), Utah (1 property), and Oregon (1
                              property)

Year Built:                   1992-2004

Occupancy(2):                 70.4%

ADR(2):                       $76.31

RevPAR(2):                    $53.62

-------------------
1.   Fitch has indicated to the depositor that the loan proceeds are expected to contribute AAA through BBB- cashflows to the LB-UBS 2005-C2 Trust.
2.   Weighted average for twelve months ending 12/31/2004 based on allocated loan amount.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       24

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SUMMIT HOTEL PORTFOLIO (CONT.)

Appraised Value(1):               $128,700,000 (as of 11/15/2004 - 12/2/2004)

Cut-off Date LTV:                 68.1%

U/W NCF(2):                       $11,421,451

Cut-off Date U/W DSCR(3):         1.78x

Ownership Interest:               Fee

Reserves:                         Ongoing for taxes, insurance and FF&E. Upfront
                                  required repair reserve of $50,000.

Lockbox:                          Hard

Prepayment:                       Defeasance permitted beginning two years after
                                  securitization. Prepayment without penalty
                                  permitted six months prior to Maturity Date.

Release of Properties:            Yes

Substitution of Properties:       Permitted up to 25% of the original principal
                                  amount.

----------------------
1.   Aggregate of the appraised values of the 27 properties securing the loan.
2.   Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on assumption of increase in weighted average ADR and weighted average occupancy is $12,550,583.
3.   Calculated based on in-place underwritten net cashflow and annual debt constant of 7.299%. Underwritten DSCR based on projected underwritten net cashflow is 1.95x.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       25

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SUMMIT HOTEL PORTFOLIO (CONT.)

SUMMIT HOTEL PORTFOLIO INFORMATION:

                                                                                AVERAGE
                 PROPERTY                        CITY      STATE    # ROOMS   OCCUPANCY(1)     ADR(1)   REVPAR(1)   APPRAISED VALUES
------------------------------------------  -------------- -----    -------   ------------    -------   ---------   ----------------

Fairfield Inn Bellevue                      Bellevue         WA       144        66.4%        $107.27    $71.19       $15,300,000
Fairfield Inn Denver                        Denver           CO       161        74.2          70.36      52.21        9,500,000
Hampton Inn Medford                         Medford          OR        75        83.6          81.43      68.08        6,600,000
Homewood Suites Overland Park               Overland Park    KS        92        74.0          82.92      61.36        6,400,000
Hampton Inn Twin Falls                      Twin Falls       ID        75        46.8          85.18      39.88        7,000,000
Holiday Inn Express Hotel & Suites
  Twin Falls                                Twin Falls       ID        59        76.6          80.96      61.98        5,500,000
Fairfield Inn Spokane                       Spokane          WA        86        68.8          69.74      47.98        5,400,000
Country Inn & Suites Charleston             Charleston       WV        64        81.6          69.57      56.76        5,000,000
Comfort Inn Twin Falls                      Twin Falls       ID        52        82.0          73.88      60.61        4,800,000
Hampton Inn Boise                           Boise            ID        64        79.0          77.90      61.54        4,800,000
Towneplace Suites Baton Rouge               Baton Rouge      LA        90        69.3          57.90      40.14        4,600,000
Springhill Suites Little Rock               Little Rock      AR        78        70.7          73.63      52.06        4,600,000
Fairfield Inn Boise                         Boise            ID        63        79.2          70.14      55.58        4,500,000
Comfort Suites Charleston                   Charleston       WV        67        77.2          66.51      51.37        4,500,000
Springhill Suites Lithia Springs            Lithia Springs   GA        78        69.6          70.17      48.83        4,400,000
Hampton Inn Fort Collins                    Fort Collins     CO        75        68.2          76.11      51.90        4,300,000
Springhill Suites Nashville                 Nashville        TN        78        70.1          72.27      50.70        4,100,000
Springhill Suites Baton Rouge               Baton Rouge      LA        78        66.3          72.47      48.03        3,600,000
Fairfield Inn Salina                        Salina           KS        63        62.8          61.81      38.84        3,400,000
Hampton Inn Provo                           Provo            UT        87        59.4          59.70      35.48        3,300,000
Fairfield Inn Baton Rouge                   Baton Rouge      LA        79        69.2          64.75      44.78        3,100,000
Comfort Inn Salina                          Salina           KS        60        73.1          61.05      44.61        2,900,000
Holiday Inn Express Hotel & Suites Emporia  Emporia          KS        58        64.5          73.86      47.67        2,900,000
Fairfield Inn Emporia                       Emporia          KS        57        57.1          62.45      35.66        2,200,000
Comfort Suites Fort Worth                   Fort Worth       TX        70        59.1          64.91      38.39        1,900,000
Comfort Suites Lakewood                     Lakewood         CO        62        59.6          64.18      38.24        1,900,000
Fairfield Inn Lakewood                      Lakewood         CO        63        63.7          64.02      40.80        2,200,000
------------------------------------------  -------------- -----    -------   ------------    -------   ---------   ----------------
TOTAL/WEIGHTED AVERAGE(2)                                            2,078       70.4%        $76.31     $53.62       $128,700,000

------------------------
1.   For twelve months ending December 31, 2004
2.   Weighted average occupancy, ADR and RevPar are weighted based on respective individual property statistic and allocated loan amount.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       26

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LAKESIDE COMMONS

Shadow Rating (1):                BBB/Baa2

Purpose:                          Acquisition

Cut-Off Date Balance:             $46,500,000

Loan Per Square Foot:             $91

Interest Rate:                    5.630%

Maturity Date:                    4/11/2015

Term to Maturity:                 10 years

Amortization:                     Interest Only

Sponsor:                          A California City and County Governmental
                                  Pension Fund

Property:                         Class A office complex comprised of two
                                  buildings with an aggregate of 513,677 square
                                  feet of net rentable area and 1,681 parking
                                  spaces

Property Manager:                 Boss Management, LLC

Location:                         Atlanta, GA

Year Built:                       1986 (One Lakeside Commons); 1997 (Two
                                  Lakeside Commons)

Occupancy:                        86.9% (as of 1/1/2005)

--------------------
1.   Fitch and Moody's have indicated to the depositor that the loan proceeds are expected to contribute AAA/Aaa through BBB/Baa2 cashflows to the LB-UBS
     2005-C2 Trust.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       27

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LAKESIDE COMMONS (CONT.)

Major Tenants(1):

                                                           Approx. % of                                            Ratings
Tenant                                    Square Feet      Base Rent(2)         Rent PSF(3)   Lease End Date    Fitch/Moody's(4)
------                                    -----------      ------------         -----------   --------------    ----------------

Porsche Cars of North America, Inc.            55,172          13.5%              $24.67         2/1/2010            NR
Argosy University                              33,615           7.3%              $22.00        1/31/2015            NR
Banc Mortgage                                  30,850           7.2%              $23.50        10/1/2006(5)       A+/Aa3
AFC Enterprises                                23,464           6.3%              $27.03         3/1/2006           NR/B2
UNUM Life Insurance Company of America         23,455           5.1%              $22.00        11/1/2008          A-/Baa1

Rollover Schedule:

                  Approximate                  Cumulative %     Approximate
                    Expiring   As % of Total     of Total      Expiring Base    As % of Total Base    Cumulative % of Total
     Year         Square Feet   Square Feet    Square Feet      Revenues(6)         Revenues(6)          Base Revenues(6)
----------------  -----------  -------------   ------------    -------------    ------------------    ---------------------

     2005           14,450          2.8%           2.8%           $376,309              3.7                   3.7%
     2006           81,871         15.9           18.8%          1,947,170             19.3                  23.1%
     2007           34,898          6.8           25.5%            849,503              8.4                  31.5%
     2008           77,540         15.1           40.6%          1,723,146             17.1                  48.6%
     2009           32,369          6.3           46.9%            722,236              7.2                  55.8%
     2010           93,120         18.1           65.1%          2,205,276             21.9                  77.7%
     2011            6,687          1.3           66.4%            141,229              1.4                  79.1%
     2012                0          0.0           66.4%                  0              0.0                  79.1%
     2013           23,419          4.6           70.9%            526,928              5.2                  84.4%
     2014           36,818          7.2           78.1%            758,252              7.5                  91.9%
2015 and beyond     45,151          8.8           86.9%            815,430              8.1                 100.0%
    Vacant          67,354         13.1          100.0%                  -                -                     -
----------------  -----------  -------------   ------------    -------------    ------------------    ---------------------
     Total         513,677        100.0%                       $10,065,480            100.0%

-----------------------
1.   Ranked by approximate percentage of total in-place underwritten base rent.
2.   The percentages of total base rents are based on in-place underwritten base rental revenues.
3.   Reflects in-place base rent.
4.   Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.
5.   4,756 square feet of Banc Mortgage space expires on 9/1/2010.
6.   Based on in-place underwritten base rental revenues.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       28

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LAKESIDE COMMONS (CONT.)

Appraised Value:                  $80,400,000 (as of 3/1/2005)

Cut-Off Date LTV:                 57.8%

U/W NCF(1):                       $5,512,016

Cut-Off Date U/W DSCR(2):         2.08x

Ownership Interest:               Fee

Reserves :                        Springing reserves for taxes, CapEx and TI/LCs
                                  upon event of default or DSCR less than 1.40x.
                                  Insurance reserves not required as long as the
                                  property is covered under Sponsor's blanket
                                  insurance policy.

Lockbox:                          Hard

Prepayment/Defeasance:            Defeasance beginning two years after
                                  securitization. Prepayment without penalty
                                  permitted three months prior to Maturity Date.

Partial Release:                  None

-----------------------
1.   Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on certain lease-up assumptions applied to vacant square feet is $5,963,973.
2.   Calculated based on in-place underwritten net cashflow and interest only payments based on interest rate of 5.630% calculated on actual/360 day basis. Underwritten DSCR based on projected underwritten net cashflow is
     2.25x.
--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       29

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

OTHER SIGNIFICANT MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                     OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------------------
                                                                    CUT-OFF DATE       PERCENT OF INITIAL         U/W
NAME                                           PROPERTY TYPE          BALANCE         MORTGAGE POOL BALANCE     DSCR(1)     LTV(2)
------------------------------------------------------------------------------------------------------------------------------------

The Woodbury Office Portfolio II                   Office           $163,595,000               8.2%              1.24x       78.8%
------------------------------------------------------------------------------------------------------------------------------------
Civica Office Commons                              Office            113,500,000               5.7               1.52        79.6
------------------------------------------------------------------------------------------------------------------------------------
Park 80 West                                       Office            100,000,000               5.0               1.31        74.6
------------------------------------------------------------------------------------------------------------------------------------
U-Store-It Portfolio III                        Self-Storage          90,000,000               4.5               1.44        75.0
------------------------------------------------------------------------------------------------------------------------------------
Lembi Portfolio(3)                              Multifamily           85,000,000               4.3               1.21        72.1
------------------------------------------------------------------------------------------------------------------------------------
The Woodbury Office Portfolio I                    Office             63,500,000               3.2               1.50        74.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                              -              $615,595,000              30.9%              1.35X       76.3%
------------------------------------------------------------------------------------------------------------------------------------

---------------------------
1.   Calculated based on underwritten net cashflow, and debt service constant or interest rate, as applicable.
2.   Calculated based on Cut-Off Date Balance and the related or estimated appraised value.
3.   The Lembi Portfolio is secured by four cross-collateralized and cross-defaulted mortgage loans on 16 multifamily and commercial properties.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

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                                                      SIGNIFICANT MORTGAGE LOANS

THE WOODBURY OFFICE PORTFOLIO II

Purpose:                          Acquisition

Cut-Off Date Balance:             $163,595,000

Loan Per Square Foot:             $155

Interest Rate:                    5.320%

Maturity Date:                    4/11/2012

Term to Maturity:                 7 years

Amortization:                     Interest only for the first three years, 30-year amortization thereafter

Sponsors:                         Howard L. Parnes, James J. Houlihan, Craig Koenigsberg

Property:                         22 building Class B Office/Flex portfolio containing 1,055,577 square feet

Location:                         Woodbury, NY

Year Built / Year Renovated:      1964 - 1999 / 1991 - 2003 and ongoing

Occupancy(4):                     95.7% (as of 3/17/2005)

                                                                            Approx. % of                  Lease          Ratings
Major Tenants(1):                 Tenant                      Square Feet  Occ. Base Rent   Rent PSF(2)  End Date     Fitch/Moody's
                                  ------                      -----------  --------------   -----------  --------     -------------

                                  Delta Funding Corporation       92,362        11.1%         $26.55     3/31/2008         NR
                                  Titleserv Inc.                  64,881         7.1%         $24.22     8/31/2011         NR
                                  Cardholder Management
                                    Services LLC                  65,850         6.4%         $21.25     1/31/2013         NR
                                  CSC Holdings Inc.               75,800         5.0%         $14.58     2/28/2011(3)    BB-/B1
                                  Harman Kardon Inc.              60,000         4.2%         $15.24     1/31/2010         NR

---------------------------
1.   Major tenants shown are the top five tenants by square footage, ranked in descending order of Approximate % of Occupied Base Rent.
2.   Reflects in-place base rent.
3.   CSC Holdings Inc. subleases 25,000 square feet to North Shore University
     Hospital with a lease expiration of June 30, 2009.
4.   Calculated as a weighted average based on allocated loan balance.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       31

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE WOODBURY OFFICE PORTFOLIO II (CONT.)

Appraised Value:                  $207,600,000 (as of 2/9/2005)

Cut-Off Date LTV:                 78.8%

U/W NCF:                          $13,505,492

Cut-Off Date U/W DSCR(1):         1.24x

Ownership Interest:               Fee

Reserves:                         On-going for taxes except for real estate
                                  taxes paid directly by tenants for which a
                                  letter of credit in the amount of $280,023 was
                                  provided. Upfront reserve for insurance with
                                  no ongoing collections. In lieu of ongoing
                                  replacement reserves, certain principals of
                                  the borrower will guarantee payment of
                                  $350,000 towards replacement reserves. In lieu
                                  of ongoing TI/LC reserves, certain principals
                                  of the borrower will guarantee payment of
                                  $2,000,000 towards TI/LC reserves. The TI/LC
                                  guarantee will be reduced to $1,000,000 if 50%
                                  of the Loan is repaid.

Lockbox:                          Hard

Prepayment/Defeasance:            Yield Maintenance permitted 18 months after
                                  the first payment date. Prepayment without
                                  penalty permitted three months prior to
                                  Maturity Date.

Release of Properties:            Yes

Mezzanine Financing:              $20,355,625 mezzanine financing which is
                                  co-terminus with the first mortgage and is
                                  subject to an intercreditor agreement that
                                  complies with rating agency guidelines.

---------------------------
1.   Based on an actual debt constant of 6.68% commencing year four.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       32

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

CIVICA OFFICE COMMONS

Purpose:                          Acquisition

Cut-Off Date Balance:             $113,500,000

Loan Per Square Foot:             $371

Interest Rate:                    5.5075%

Maturity Date:                    4/11/2015

Term to Maturity:                 10 years

Amortization:                     Interest Only

Sponsor:                          Investcorp International, Inc.

Property:                         Class A office complex comprised of two
                                  buildings with an aggregate of 305,835 square
                                  feet of net rentable area and a 5 1/2 level
                                  underground parking garage with 909 parking
                                  spaces.

Property Manager:                 Schnitzer Northwest LLC

Location:                         Bellevue, Washington

Year Built:                       2001

Occupancy:                        100.0% (as of 1/1/2005)

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       33

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--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

CIVICA OFFICE COMMONS (CONT.)

                                                                        Approx. % of                                    Ratings
Major Tenants(1):                 Tenant                   Square Feet  Base Rent(2)  Rent PSF(3)   Lease End Date  Fitch/Moody's(4)
                                  ------                   -----------  ------------  -----------   --------------  ----------------

                                  Openwave Systems, Inc.     56,389         20.5%        $29.79      2/29/2008(5)          NR
                                  Wells Fargo Bank, N.A.     51,626         16.4%        $26.13      3/31/2011(6)        AA/Aaa
                                  Waggener Edstrom, Inc.     44,818         13.4%        $24.47      3/31/2011(7)          NR
                                  Microsoft Corporation      39,354         11.9%        $24.87      2/28/2006(7)          NR
                                  Morgan Stanley DW, Inc.    23,405          7.4%        $25.80      3/31/2011(7)        AA-/Aa3

Rollover Schedule:

                  Approximate                  Cumulative %     Approximate
                    Expiring   As % of Total     of Total      Expiring Base    As % of Total Base    Cumulative % of Total
     Year         Square Feet   Square Feet    Square Feet      Revenues(8)         Revenues(8)          Base Revenues(8)
----------------  -----------  -------------   ------------    -------------    ------------------    ---------------------

     2005                  0          0.0%           0.0%                $0               0.0                 0.0%
     2006             62,351         20.4           20.4%         1,713,450              20.9                20.9%
     2007             14,511          4.7           25.1%           313,052               3.8                24.7%
     2008             81,131         26.5           51.7%         2,319,784              28.3                53.0%
     2009             17,080          5.6           57.2%           525,381               6.4                59.4%
     2010                  0          0.0           57.2%                 0               0.0                59.4%
     2011            121,765         39.8           97.1%         3,108,473              37.9                97.3%
     2012                  0          0.0           97.1%                 0               0.0                97.3%
     2013                  0          0.0           97.1%                 0               0.0                97.3%
     2014                  0          0.0           97.1%                 0               0.0                97.3%
2015 and beyond        8,997          2.9          100.0%           220,808               2.7               100.0%
    Vacant                 0          0.0          100.0%                 -                 -                   -
----------------  -----------  -------------   ------------    -------------    ------------------    ---------------------
     Total           305,835        100.0%                       $8,200,948             100.0%

---------------------------
1.   Ranked by approximate percentage of total underwritten base rent.
2.   The percentages of total base rents are based on in-place underwritten base rental revenues.
3.   Reflects in-place base rent.
4.   Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.
5.   Openwave Systems, Inc. subleases 49,131 square feet of its space. Openwave
     Systems, Inc. remains fully obligated under the terms of its lease.
6.   Wells Fargo Bank, N.A.'s lease provides for three, five-year renewal options.
7.   Waggener Edstrom, Microsoft Corporation and Morgan Stanley Dean Witter,
     Inc. leases each provide for two, five-year renewal options.
8.   Based on underwritten base rental revenues.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       34

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

CIVICA OFFICE COMMONS (CONT.)

Appraised Value:                  $142,500,000 (as of 2/3/2005)

Cut-Off Date LTV:                 79.6%

U/W NCF:                          $9,660,996

Cut-Off Date U/W DSCR(1):         1.52x

Ownership Interest:               Fee

Reserves:                         On-going reserves for taxes, insurance and
                                  replacement reserves. Upfront $553,300 TI/LC
                                  reserve. Springing TI/LC reserve of $25,486
                                  per month upon DSCR of 1.25x or less.

Lockbox:                          Hard

Prepayment/Defeasance:            Defeasance beginning two years after
                                  securitization. Prepayment without penalty
                                  permitted two months prior to Maturity Date.

Partial Release:                  None

---------------------------
1.   Calculated based on underwritten net cashflow and interest-only payments based on interest rate of 5.5075% calculated on actual/360 day basis.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       35

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PARK 80 WEST

Purpose:                          Acquisition

Cut-Off Date Balance:             $100,000,000

Loan Per Square Foot:             $204

Interest Rate:                    5.5575%

Maturity Date:                    2/11/2015

Term to Maturity:                 10 years, 1 month

Amortization:                     Interest Only

Sponsor:                          L&L Acquisitions, LLC and an affiliate of
                                  Lehman Brothers Holdings Inc.

Property:                         Class A office complex comprised of two
                                  buildings with an aggregate of 490,000 square
                                  feet of net rentable area and 1,756 parking
                                  spaces

Property Manager:                 L&L Park 80 Manager, LLC

Location:                         Saddle Brook, NJ

Year Built / Year Renovated:      1969 and 1982 / 1985 and 1998 - 2004

Occupancy:                        90.9% (as of 1/1/2005)

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       36

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PARK 80 WEST (CONT.)

                                                                        Approx. % of                                     Ratings
Major Tenants(1):         Tenant                           Square Feet  Base Rent(2)   Rent PSF(3)  Lease End Date  Fitch/Moody's(4)
                          ------                           -----------  ------------   -----------  --------------  ----------------

                          JBA Associates, Inc.                40,571        9.9%         $29.92      11/30/2009(5)          NR
                          Conopco, Inc.                       36,388        8.5%         $28.79       1/31/2008(6)         A+/A1
                          CB Richard Ellis, Inc.              32,134        7.8%         $29.67       3/31/2014(7)         NR/B1
                          Catalina Marketing Corporation      26,777        6.5%         $30.00       7/31/2010             NR
                          New York Life Insurance Company     26,140        6.0%         $28.00      10/31/2012(8)        AAA/Aa1

Rollover Schedule:

                  Approximate                  Cumulative %     Approximate
                    Expiring   As % of Total     of Total      Expiring Base    As % of Total Base    Cumulative % of Total
     Year         Square Feet   Square Feet    Square Feet      Revenues(9)         Revenues(9)          Base Revenues(9)
----------------  -----------  -------------   ------------    -------------    ------------------    ---------------------

     2005            33,835         6.9%           6.9%           $860,215               7.0%                 7.0%
     2006            72,346        14.8           21.7%          2,014,245              16.4                 23.4%
     2007            47,482         9.7           31.4%          1,277,789              10.4                 33.8%
     2008            64,335        13.1           44.5%          1,869,814              15.2                 49.1%
     2009            64,664        13.2           57.7%          1,811,481              14.8                 63.8%
     2010            67,994        13.9           71.6%          1,871,469              15.2                 79.1%
     2011             6,124         1.2           72.8%            183,720               1.5                 80.6%
     2012            46,575         9.5           82.3%          1,203,340               9.8                 90.4%
     2013            12,634         2.6           84.9%            379,020               3.1                 93.5%
     2014            26,777         5.5           90.4%            803,310               6.5                100.0%
2015 and beyond       2,803         0.6           90.9%                  0               0.0                100.0%
    Vacant           44,431         9.1          100.0%                  -                 -                    -
----------------  -----------  -------------   ------------    -------------    ------------------    ---------------------
     Total          490,000       100.0%                       $12,274,402            100.0%

---------------------------
1.   Ranked by approximate percentage of total in-place underwritten base rent.
2.   The percentages of total base rents are based on in-place underwritten base rental revenues.
3.   Reflects in-place base rent.
4.   Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.
5.   227 square feet of the JBA Associates, Inc. space is storage space that expires 4/30/2009.
6.   2,519 square feet of the Conopco, Inc. space expires March 31, 2009.
7.   5,357 square feet of the CB Richard Ellis, Inc. space expires September 30,
     2007.
8.   New York Life Insurance Company's lease provides for one, five-year renewal option as well as a one-time termination right effective October 31, 2010 upon 12 months prior notice and payment of a termination fee of $493,920.
9.   Based on in-place underwritten base rental revenues.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       37

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PARK 80 WEST (CONT.)

Appraised Value:                  $134,000,000 (as of 12/29/2004)

Cut-Off Date LTV:                 74.6%

U/W NCF(1):                       $7,354,805

Cut-Off Date U/W DSCR(2):         1.31x

Ownership Interest(3):            Fee

Reserves:                         On-going reserves for taxes, insurance, ground
                                  rent and replacement reserves. Upfront $2
                                  million TI/LC reserve. Monthly TI/LC reserve
                                  of $46,296 from 2/2007 to maturity, except
                                  that from 2/11/2011 and thereafter, the
                                  monthly TI/LC reserve shall not be required
                                  during such times the property is 85% occupied
                                  pursuant to leases with expiration dates no
                                  earlier than 2/11/2017.

Lockbox:                          Hard

Prepayment/Defeasance:            Defeasance beginning two years after
                                  securitization. Prepayment without penalty
                                  permitted three months prior to Maturity Date.

Partial Release:                  None

--------------------------
1.   Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on certain lease-up assumptions applied to vacant square feet is $8,219,936.
2.   Calculated based on in-place underwritten net cashflow and interest only payments based on interest rate of 5.5575% calculated on actual/360 day basis. Underwritten DSCR based on projected underwritten net cashflow is
     1.46x.
3.   A small portion of the property is subject to a ground lease expiring June
     30, 2063.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       38

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

U-STORE-IT PORTFOLIO III

Purpose:                          Refinance

Cut-Off Date Balance:             $90,000,000

Loan Per Unit:                    $7,740

Interest Rate:                    5.325%

Maturity Date:                    1/11/2011

Term to Maturity:                 6.2 years

Amortization(1):                  27 years

Sponsor:                          U-Store-It Trust

Property:                         Portfolio of 18 self-storage facilities with
                                  an aggregate of 11,628 units containing
                                  approximately 1,289,696 square feet

Property Manager:                 YSI Management LLC

Location:                         Florida (4 properties), California (4
                                  properties), New Jersey (2 properties), New
                                  York (1 property), Maryland (1 property),
                                  Pennsylvania (1 property), Connecticut (2
                                  properties), Louisiana (1 property), Georgia
                                  (1 property) and Massachusetts (1 property)

Year Built:                       1960's - 2003

Occupancy(2):                     87.1% (TTM through 11/30/2004)

---------------------------
1.   Interest only during first year.
2.   Weighted average based on allocated loan amounts.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       39

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

U-STORE-IT PORTFOLIO III (CONT.)

Appraised Value(1):              $120,040,000 (as of 9/9/2004 through 9/28/2004)

Cut-Off Date LTV:                75.0%

U/W NCF(2):                      $9,048,262

Cut-Off Date U/W DSCR(3):        1.44x

Ownership Interest(4):           Fee

Reserves:                        On-going for ground rent, taxes and replacement
                                 reserves at $15,975 per month or following the
                                 release or substitution of a property, an
                                 amount based on $0.15 per square foot per
                                 annum. Insurance reserves not required so long
                                 as the properties are covered under the
                                 Sponsor's blanket insurance policy.

Lockbox:                         Springing

Prepayment/Defeasance:           Defeasance beginning two years after
                                 securitization. Prepayment without penalty
                                 permitted three months prior to Maturity Date.

Release of Properties:           Yes

Substitution of Properties:      Permitted up to 33.3% of the original principal
                                 amount

---------------------------
1.   Aggregate of the appraised values for the 18 properties securing the loan.
2.   Reflects in-place underwritten net cashflow. Projected underwritten net cashflow of $10,153,424 is based on an assumption of an increase in the weighted average occupancy and lower management fee.
3.   Calculated based on in-place underwritten net cashflow and annual debt constant of 6.990% commencing year two. Underwritten DSCR based on projected underwritten net cashflow is 1.61x.
4.   One property is subject to a ground lease expiring 4/1/2008, with nine five-year renewal options thereafter.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       40

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LEMBI PORTFOLIO(1)

Purpose:                          Refinance

Cut-Off Date Balance:             $85,000,000

Loan Per Unit(2):                 $127,687

Interest Rate:                    5.980%

Maturity Date:                    03/11/2010

Term to Maturity:                 5 years

Amortization:                     Interest Only

Sponsors:                         Frank E. Lembi, Walter R. Lembi, Olga Lembi
                                  Residual Trust, and David M. Raynal

Property:                         The portfolio is comprised of four loans
                                  consisting of sixteen multifamily properties
                                  with commercial space. There are a total of
                                  680 units including 18 commercial units. The
                                  multifamily unit mix is comprised of 454
                                  studio units, 185 one-bedroom units, and 23
                                  two-bedroom units.

Property Manager:                 Self-managed by Borrowers

Location:                         San Francisco, CA

Years Built:                      From 1910-1938 with renovations as units turn
                                  over

Overall Occupancy(2):             95.1% (as of 03/02/2005)

---------------------------
1.   The Lembi Portfolio consists of four cross-collateralized and cross-defaulted loans: Lembi Portfolio - Citi Properties I LLC
     ($51,627,000, eleven properties), Lembi Portfolio - Trophy Properties I LLC
     ($13,886,000, three properties), Lembi Portfolio - Hermann Street LLC
     ($11,442,000, one property), Lembi Portfolio - Sutter Street Associates I
     ($8,045,000, one property).
2.   Calculated as a weighted average based on allocated loan balance, and includes commercial units.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       41

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LEMBI PORTFOLIO (CONT.)

Appraised Value:                  $118,100,000 (as of 03/01/2005)

Cut-Off Date LTV(1):              72.1%

U/W NCF:                          $6,228,652

Cut-Off Date U/W DSCR(1)(2):      1.21x

Ownership Interest:               Fee

Release of Properties:            Yes

Reserves:                         On-going for taxes, insurance, and CapEx.

Lockbox:                          Soft Springing(4)

Prepayment/Defeasance:            Defeasance beginning two years after
                                  securitization. Prepayment without penalty
                                  allowed 90 days prior to Maturity Date.

Mezzanine Debt:                   $14,000,000 full-recourse mezzanine financing
                                  which is co-terminus with the first mortgage
                                  and is subject to an intercreditor agreement
                                  that complies with rating agency guidelines.

Recourse(3):                      The loans are initially 100% full recourse to
                                  the borrower and its sponsors. Combined with
                                  the mezzanine debt of $14,000,000, the total
                                  loan amount is $99,000,000. The recourse on
                                  $79,750,000 of the loans is to be released
                                  when the entire $99,000,000 (first mortgage
                                  and mezzanine) loan amount achieves a debt
                                  service coverage ratio of at least 1.20x based
                                  on the trailing 12-month underwritten net cash
                                  flow, a 30-year amortization schedule and the
                                  actual interest rate of the first mortgage
                                  loan. $5,250,000 of the first mortgage loan is
                                  full recourse throughout the term of the loan.

---------------------------
1.   As of the Cut-Off Date and calculated as a weighted average based on allocated loan balances.
2.   Calculated as a weighted average and based on interest only payments based on an interest rate of 5.980%, calculated on an actual/360 basis.
3.   A non-consolidation opinion was not obtained for the Lembi Portfolio loan because the loan is fully recourse to the principals until certain conditions are satisfied.
4.   Multifamily and commercial rents are collected by the related borrowers. In the event of a sweep event, the rents are deposited by the borrower into a lockbox account pledged to the lender which was established at closing.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       42

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE WOODBURY OFFICE PORTFOLIO I

Purpose:                          Acquisition

Cut-Off Date Balance:             $63,500,000

Loan Per Square Foot:             $136

Interest Rate:                    5.270%

Maturity Date:                    4/11/2010

Term to Maturity:                 5 years

Amortization:                     Interest only

Sponsors:                         Howard L. Parnes, James J. Houlihan, Craig
                                  Koenigsberg

Property:                         10 building Class B Office portfolio
                                  containing 465,997 square feet

Location:                         Woodbury, NY

Year Built / Year Renovated:      1966 - 1984 / 1990 - 2004 and ongoing

Occupancy(1):                     93.9% (as of 3/17/2005)

                                                                             Approx. % of                  Lease          Ratings
Major Tenants(2):                 Tenant                       Square Feet  Occ. Base Rent  Rent PSF(3)   End Date     Fitch/Moody's
                                  ------                       -----------  --------------  -----------   --------     -------------

                                  CSC Holdings Inc.               116,250         18.0%       $15.00      6/30/2009        BB-/B1
                                  Goldring International Inc.      45,465         11.3%       $24.09      1/31/2010(4)       NR
                                  Bankers Life Insurance           26,338          7.8%       $28.60      8/31/2007          NR
                                    Company of New York
                                  Xerox Corporation                25,420          6.2%       $23.76      11/30/2009       BB/Ba2
                                  Polar Electro Inc. (5)           25,000          3.3%       $12.84       8/31/2009         NR

---------------------------
1.   Calculated as a weighted average based on allocated loan balances
2.   Major tenants shown are the top five tenants by square footage, ranked in descending order of Approximate % of Occupied Base Rent.
3.   Reflects in-place base rent.
4.   Goldring International Inc. has 35,000 square feet expiring on January 31,
     2010 with an additional 10,465 square feet expiring on May 31, 2010.
5.   Polar Electro Inc. leases 25,000 square feet (100% of the 370 Crossways
     Park Drive property) but is currently not in occupancy. The tenant continues to pay rent and certain principals of the borrower have master leased the space at the current in-place rent for a term expiring on the earlier of August 31, 2009 or the releasing of the space at terms satisfying the requirements of the mortgage loan documents.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       43

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE WOODBURY OFFICE PORTFOLIO I (CONT.)

Appraised Value:                  $85,350,000 (as of 2/9/2005)

Cut-Off Date LTV:                 74.4%

U/W NCF:                          $5,081,902

Cut-Off Date U/W DSCR(1):         1.50x

Ownership Interest:               Fee

Reserves:                         On-going reserves for taxes. Upfront reserve
                                  for insurance with no ongoing collections. In
                                  lieu of ongoing replacement reserves, certain
                                  principals of the borrower will guarantee
                                  payment of $150,000 towards replacement
                                  reserves. In lieu of ongoing TI/LC reserves,
                                  certain principals of the borrower will
                                  guarantee payment of $1,000,000 towards TI/LC
                                  reserves. The TI/LC guarantee will be reduced
                                  to $500,000 if 50% of the Loan is repaid.

Lockbox:                          Hard

Prepayment/Defeasance:            Yield Maintenance permitted 18 months after
                                  the first payment date. Prepayment without
                                  penalty permitted three months prior to
                                  Maturity Date.

Release of Properties:            Yes

Mezzanine Debt:                   $8,031,250 mezzanine financing which is
                                  co-terminus with the first mortgage and is
                                  subject to an intercreditor agreement that
                                  complies with rating agency guidelines.

---------------------------
1.   Based on interest only payments based on an interest rate of 5.270%, calculated on an actual/360 basis.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       44

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

TOP TEN LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                     TOP TEN LOAN CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          PERCENT OF
                                                                                           INITIAL
                                                              NUMBER OF   CUT-OFF DATE     MORTGAGE        U/W              FITCH/
NAME                                        PROPERTY TYPE    PROPERTIES      BALANCE     POOL BALANCE     DSCR     LTV     MOODY'S
------------------------------------------------------------------------------------------------------------------------------------

909 Third Avenue                                Office            1        $225,000,000     11.3%         1.35x   59.2%    BBB-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
The Woodbury Office Portfolio II                Office           22         163,595,000      8.2          1.24    78.8        NR
------------------------------------------------------------------------------------------------------------------------------------
Macquarie DDR Portfolio II (A-1 Note)       Anchored Retail       8         157,250,000      7.9          2.32    62.2     BBB-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
Bay Colony Corporate Center (A Note)            Office            4         145,000,000      7.3          2.51    52.5     A-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
Civica Office Commons                           Office            1         113,500,000      5.7          1.52    79.6        NR
------------------------------------------------------------------------------------------------------------------------------------
Park 80 West                                    Office            1         100,000,000      5.0          1.31    74.6        NR
------------------------------------------------------------------------------------------------------------------------------------
U-Store-It Portfolio III                     Self-Storage        18          90,000,000      4.5          1.44    75.0        NR
------------------------------------------------------------------------------------------------------------------------------------
Summit Hotel Portfolio                           Hotel           27          87,580,808      4.4          1.78    68.1     BBB-/NR
------------------------------------------------------------------------------------------------------------------------------------
Lembi Portfolio(1)                            Multifamily        16          85,000,000      4.3          1.21    72.1        NR
------------------------------------------------------------------------------------------------------------------------------------
The Woodbury Office Portfolio I                 Office           10          63,500,000      3.2          1.50    74.4        NR
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            -            108      $1,230,425,808     61.7%         1.64X   68.0%        -
------------------------------------------------------------------------------------------------------------------------------------

---------------------------
1.   The Lembi Portfolio consists of four cross-collateralized and cross-defaulted mortgage loans secured by 16 multifamily and commercial properties.

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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       45

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                                                                  SUMMARY POINTS

SUMMARY POINTS
--------------------------------------------------------------------------------

o    Weighted average DSCR of 1.56x; weighted average Cut-Off Date LTV of 70.3%

o    The Significant Mortgage Loans discussed in this presentation have a weighted average DSCR of 1.66x and a weighted average Cut-Off Date LTV of
     67.6% and collectively represent 65.5% of the initial mortgage pool balance. The ten largest loans represent 61.7% of the initial mortgage pool balance.

o    Office, Regional Mall, Multifamily(1), Anchored Retail,
     Industrial/Warehouse and Investment Grade Loans comprise 89.3% of the initial mortgage pool balance

o    Geographically diversified with properties located in 32 states

o    Excluding the Investment Grade Loans, 99.7% of the loans have ongoing reserves for taxes or an investment grade tenant that is permitted to pay taxes directly; 87.2% of the loans have ongoing reserves for insurance or an investment grade tenant that is permitted to maintain insurance or self-insure; and 99.4% of the loans have ongoing reserves for replacements

o    97.6% of the initial mortgage pool balance have cash management systems

o    Established relationship between Lehman Brothers and UBS Investment
     Bank--this transaction marks the 31th overall transaction between Lehman
     Brothers and UBS Investment Bank since early 2000

---------------------------
1.   Multifamily component includes MHP properties representing 0.4% of the aggregate pool.

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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       46

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                                                              INVESTOR REPORTING

INVESTOR REPORTING
--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information.
Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

     NAME OF REPORT                                                    DESCRIPTION (INFORMATION PROVIDED)
    --------------------------------------------------------------------------------------------------------------------------------

1    Distribution Date Statements                                      Principal and interest distributions, principal balances
2    Mortgage Loan Status Report                                       Portfolio stratifications
3    Comparative Financial Status Report                               Revenue, NOI, DSCR to the extent available
4    Delinquent Loan Status Report                                     Listing of delinquent Mortgage Loans
5    Historical Loan Modification & Corrected Mortgage Loan Report     Information on modified Mortgage Loans
6    Historical Liquidation Report                                     Net liquidation proceeds and realized losses
7    REO Status Report                                                 NOI and value of REO
8    Servicer Watch List                                               Listing of loans in jeopardy of becoming specially serviced
9    Loan Payoff Notification Report                                   Listing of loans that have given notice of intent to payoff

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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       47

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                                                                        TIMELINE

TIMELINE
--------------------------------------------------------------------------------
                                                                        TIMELINE

DATE                              EVENT
---------------------------------------------------------------------------------------------------------------------

Week of March 28, 2005            Structural & Collateral Term Sheets Available/
                                  Road Shows/ Investor Calls
---------------------------------------------------------------------------------------------------------------------
Week of April 4, 2005             Preliminary Prospectus Supplement Available/ Presale Reports Available on Rating
                                  Agency Websites/ Pricing
---------------------------------------------------------------------------------------------------------------------
Week of April 18, 2005            Closing

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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK LOGO]

                                       48